UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
Form 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Cimpress N.V. held an Annual General Meeting of Shareholders on November 14, 2017 at which our shareholders took the following actions on the following proposals. There were 31,040,631 ordinary shares of Cimpress N.V. issued, outstanding, and eligible to vote at the record date of October 17, 2017.

(1) Our shareholders reappointed John J. Gavin, Jr. to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2021.

(2) Our shareholders appointed Zachary S. Sternberg to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2021.

(3) Our shareholders reappointed Robert S. Keane to our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2021.

(4) Our shareholders appointed Sean E. Quinn to our Management Board to serve for a term of three years ending on the date of our annual general meeting of shareholders in 2020.

(5) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 23, 2017.

(6) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2017.

(7) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2017.

(8) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2017.

(9) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 14, 2019 to repurchase up to 6,300,000 of our issued and outstanding ordinary shares.

(10) Our shareholders renewed the authorization of our Management Board, acting with the approval of our Supervisory Board, until May 14, 2019 to issue ordinary shares or grant rights to subscribe for ordinary shares up to a maximum of (i) 10% of our outstanding share capital at the time of issue for general corporate purposes including but not limited to equity compensation, acquisitions, and financings, and (ii) an additional 10% of our outstanding share capital at the time of issue in connection with our acquisition of all or a majority of the equity or assets of another entity.

(11) Our shareholders renewed the authorization of our Management Board, acting with the approval of our Supervisory Board, until May 14, 2019 to resolve to exclude or restrict our shareholders’ preemptive rights under Dutch law with respect to ordinary shares and rights to subscribe for ordinary shares.

(12) Our shareholders appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

(13) For our non-binding "say on frequency" proposal, a majority of our shareholders voted in favor of holding future advisory votes on executive compensation once every year.

Because a majority of our shareholders voted for advisory votes on our executive compensation program once every year, we will include a non-binding, advisory “say on pay” vote regarding the compensation of our named executive officers annually at our annual general meeting of shareholders.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint John J. Gavin, Jr. to Supervisory Board	26,169,093	63,850	34,815	3,329,761
2. Appoint Zachary S. Sternberg to Supervisory Board	26,225,085	6,411	36,262	3,329,761
3. Reappoint Robert S. Keane to Management Board	26,230,429	3,096	34,233	3,329,761
4. Appoint Sean E. Quinn to Management Board	26,166,024	67,501	34,233	3,329,761
5. Approve executive compensation (non-binding)	26,013,003	212,285	42,470	3,329,761
6. Adopt statutory annual accounts	26,202,714	1,392	63,652	3,329,761
7. Discharge Management Board from liability	29,320,868	15,179	261,472	—
8. Discharge Supervisory Board from liability	29,321,259	15,087	261,173	—
9. Authorize repurchase of up to 6,300,000 ordinary shares	23,395,701	2,863,672	8,385	3,329,761
10. Authorize issuance of ordinary shares and rights to subscribe for ordinary shares	25,717,162	540,778	9,818	3,329,761
11. Authorize exclusion or restriction of shareholders' preemptive rights	25,948,389	305,440	13,929	3,329,761
12. Appoint PricewaterhouseCoopers LLP	29,532,300	30,127	35,092	—
13. Frequency of executive compensation votes (non-binding): • Every 1 year: 23,355,650 • Every 2 years: 258,852 • Every 3 years: 2,612,499			40,757	3,329,761

Item 8.01.    Other Events

On November 14, 2017, the Supervisory Board of Cimpress N.V. authorized the repurchase of up to 6,300,000 of our issued and outstanding ordinary shares on the open market, through privately negotiated transactions, or in one or more self tender offers. This share repurchase authorization expires on May 14, 2019, and we may suspend or discontinue our share repurchases at any time. This new authorization replaces the previous repurchase program that our Supervisory Board approved in March 2017.

The Supervisory Board’s authorization does not necessarily mean that Cimpress will repurchase the full number of shares over the term of the repurchase program. Our management will determine the timing and amount of shares repurchased based on its evaluation of many factors, including but not limited to our share price relative to our anticipated future cash flows; our ability to use operating cash flow and/or debt to repurchase the shares while staying within our debt covenants which may not allow us to repurchase the full number of shares based on our leverage; the amount of cash and/or debt capacity we have for other uses; general shareholder concentration and liquidity concerns; and the purchase parameters set by our shareholders and the Supervisory Board. Any repurchased shares will be available for use in connection with our equity compensation plans and corporate acquisitions, and we expect to fund our share repurchases, if any, by using our operating cash flows or by drawing on our credit facility or other forms of debt financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2017                                           Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer